UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 18, 2001

                     CORNERSTONE REALTY INCOME TRUST, INC.
             (Exact name of registrant as specified in its charter)

         VIRGINIA                       001-12875               54-1589139
  (State or other jurisdiction         (Commission           (I.R.S. Employer
      of incorporation)                 File Number)      Identification Number)

  306 EAST MAIN STREET, RICHMOND, VA                               23219
 (Address of principal executive offices)                       (Zip Code)

                                 (804) 643-1761
              (Registrant's telephone number, including area code)

ITEM 5. Other Events

     On April 18, 2001, Cornerstone Realty Income Trust, Inc. issued a Press Release. The Press Release announces the completion of its tender offer for its Series A Convertible Preferred Shares and discusses the results of the tender offer. The Press Release is attached to this Report as an Exhibit and is incorporated herein by reference.

ITEM 7. Financial Statements and Exhibits

c. Exhibits.

99.1     Press Release dated April 18, 2001 (filed herewith).

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     Cornerstone Realty Income Trust, Inc.

                                     By:    /s/ Glade M. Knight
                                         ---------------------------------------
                                            Glade M. Knight, President


                                     April 26, 2001